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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 1, 2001
                                                         ---------------



                       VACATION OWNERSHIP MARKETING, INC.
           -----------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     0-9879                   13-2648442
----------------------------    ---------------------       -----------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE            (IRS EMPLOYER
     OF INCORPORATION)                 NUMBER)            IDENTIFICATION NUMBER)

                   2921 N.W. 6TH AVENUE, MIAMI, FLORIDA 33127
                   ------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES OF THE REGISTRANT)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 573-8882
                                                           --------------




                 444 PARK FOREST WAY, WELLINGTON, FLORIDA 33414
                 ----------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 1.           CHANGE IN CONTROL OF REGISTRANT

                  Not Applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Not Applicable.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Effective October 1, 2001, our Board of Directors approved the engagement of Bagell, Josephs & Company, LLC as our independent auditors, for the first quarter and remaining quarters of the fiscal year ending May 31, 2002, to replace the firm of Miller and McCollom, Certified Public Accountants, 4350 Wadsworth Boulevard, Suite 300, Wheat Ridge, Colorado 80033, who were terminated as auditors of the Company effective September 25, 2001. In the two most recent fiscal years (periods ended May 31, 2000 and 2001), and the subsequent interim period, there were no disagreements or reportable conditions with the former accountants on any matter of accounting principles or practices, financial statement disclosures, or adjusting scope of procedures. Furthermore, the reports did not contain any adverse opinion, or disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles.

                  We provided Roy McCollom of Miller and McCollom with a copy of the disclosures we were making in the Form 8-K (as filed with the Securities and Exchange Commission (the "Commission") on October 1, 2001), pursuant to Item 304(a)(3) of Regulation S-B, and requested the former accountant to furnish us with a letter addressed to the Commission stating whether it agrees with our statements. Mr. McCollom responded to this request and informed us in a letter dated October 1, 2001 (copy attached as Exhibit 16 to this Form 8-K/A), that no disputes or disagreements over accounting principles or auditing standards existed between us and Miller and McCollom.

                  We have given full and complete authorization to the former accountants to respond fully to the inquiries of the successor accountants concerning us, and Miller and McCollom have agreed to be available to provide copies of documents needed and to answer questions to make a smooth transition for the successor accountants.

ITEM 5.           OTHER EVENTS

                  Not Applicable

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibit 16

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable.

                                        3


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                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

   16              Response Letter of Miller and McCollom, dated October 1, 2001


                                        4


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             VACATION OWNERSHIP MARKETING, INC.


DATE: OCTOBER 5, 2001                        BY:  /s/ CHRISTOPHER ASTROM
                                                  ------------------------
                                                  CHRISTOPHER ASTROM, SECRETARY

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